UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2017

Koo’Toor Design, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-212541	47-0990750
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 Grove Street, Roseville, CA 95678
(Address of principal executive offices)

714-975-1043
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Koo’Toor Design’s business plan was based on the placement and sale of Calvin Klein Furniture; recently we found out that Calvin Klein would no longer be producing its line of furniture.  Although Mr. Gonzales, president of Koo’Toor Design, Inc., looked for a replacement designer, he has been unable to secure a deal with another designer. On May 31, 2017, Ruben Gonzales, president and CEO of Koo’Toor Design, Inc., entered into an Agreement of Purchase and Sale (“Agreement”) with Satel, Inc. (“Satel”) a privately held California Corporation.  In consideration for the purchase, Mr. Gonzales shall return 60,000,000 Shares of the Company’s Common Stock to the Company’s treasury for cancellation, in exchange for $250,000 on terms set forth in the Agreement, and 45,000,000 Shares of the Company’s Common Stock will be issued to Mr. Richard Hylen, 100% shareholder of Satel in exchange for Satel’s business as set forth in the Agreement.

SECTION 3          SECURITIES AND TRADING MARKETS

ITEM 3.02             UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Company will claim an exemption from the registration requirements of the Securities Act of 1933, as amended, for the issuance of the aforementioned shares pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the purchasers are “accredited investors” and/or qualified institutional buyers, the purchasers have access to information about the Company and its purchase, the purchasers will take the securities for investment and not resale.

ITEM 5.02 – Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain officers; Arrangements of Certain Officers.

On June 5, 2017, Ruben Gonzales tendered his resignation as CEO, CFO, Secretary, Treasurer and Director.

On June 5, 2017, Mr. Richard Hylen was appointed CEO, CFO, Secretary, Treasurer and Director.

Mr. Richard Hylen – Age 71

As the Co- Founder of Satel Inc., the former Managing Director of Turner Broadcasting Far East LTD, and former Senior Executive of Viacom's San Francisco cable company, Mr. Hylen has over 35 years of experience providing the most technically advanced cable and satellite delivered programming, not only domestically, but to over 50 countries worldwide.

Mr. Hylen’s skill set encompasses successfully negotiating complicated licensing agreements with government ministries, creating joint venture partnerships, developing strategic distribution relationships, and installing new technologies to provide the consumer with both television and Internet delivered services.  Mr. Hylen has used his extensive corporate management and technical expertise to create a company that is now recognized as one of the nation's largest providers of DirecTV programming to commercial and residential high-rise buildings in a major metropolitan market.

In 2003, Mr. Richard Hylen created Satel, Inc. to provide satellite delivered television programming to high-rise buildings in the downtown core of San Francisco.  Over the years, he has developed long-term business relationships with the owners and management companies of the city's premier commercial buildings.  For years, Satel has successfully competed against both Comcast and AT&T by delivering superior service to its customers.  The company has grown from providing service to 1,000 dwelling units to now servicing over 15,000 condominium and apartment units in the Bay Area.  San Francisco's commercial real estate market is booming resulting in Satel being asked to provide services to a number of new projects.  In addition to its residential customers, Satel's also provides DirecTV in many prestigious high rises to commercial customers that include: Wells Fargo, Bechtel, KMG, Bank of America, and Charles Swab to name just a few.

Mr. Hylen’s previous experience includes the Managing Director of Turner Broadcasting Far East, Ltd., for Turner Broadcasting Network, from 1985 until 2003, when he left Turner Broadcasting Network to start his own Company, Satel, Inc. At Turner Broadcasting, Mr. Hylen worked with Ted Turner and his executive team, negotiating international licensing agreements on a country by country basis to deliver CNN to major metropolitan hotels within each county.  For seven years, Mr. Hylen single handily represented Turner Broadcasting in deploying CNN to over 60 countries by negotiating CNN licensing and distribution agreements with Government Ministries and Intelsat Signatories.  In his role of CNN's Director, International Business Development, he created and implemented both regional and global marketing, sales and advertising campaigns.  To further develop CNN's presence on an international basis, he was instrumental in the founding of the Cable & Satellite Broadcasting Association of Asia to strengthen the client relationships he had developed on behalf of Turner Broadcasting.

Further, between the years 1969 to 1985, Mr. Hylen worked at Viacom International, Inc., in San Francisco, California (1969-1982), and with DirectSat, as its Western Regional Manager (1983-1985).

Mr. Hylen was born in Arlington, Virginia and moved to Aptos, California, following third grade.  Mr. Hylen moved to San Francisco, California in 1967, and has remained in the City since then, with the exception of spending two years in London, five years in Hong Kong, and one year in Manilla.  Mr. Hylen attended Cabrillo College in Aptos, California, and UCSF Extension courses in San Francisco, studying Architecture and Business.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Agreement of Purchase and Sale
10.2	Promissory Note entered into May 31, 2017 between Koo’Toor Design, Inc. and Ruben Gonzales
10.3	Convertible Promissory Note entered into May 31, 2017 between Koo’Toor Design, Inc. and Ruben Gonzales

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOO’TOOR DESIGN, INC.

Date: June 12, 2017
By: /s/ Richard Hylen
        Richard Hylen, President